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                                                                   EXHIBIT 10.15

                                ADDENDUM TO LEASE

                           132 NATIONAL BUSINESS PARK


         THIS ADDENDUM TO LEASE (this "Lease") made this 28th day of July, 1999, by and BETWEEN NBP 132, LLC, a Maryland limited liability company (the "Landlord") and AMERITRADE HOLDING CORPORATION, a Delaware corporation (the "Tenant"), witnesseth that the parties hereby agree as follows:

                                   BACKGROUND

                  On even date herewith, Landlord and Tenant have entered into a Lease, pursuant to which Tenant leases from Landlord the building known as "132 National Business Park" located in Annapolis Junction, Maryland (the "Premises").

                  Tenant has requested and Landlord has agreed to grant Tenant additional rights in the event that Tenant decides to construct the improvements other than the Landlord's Work in the Premises on the terms and conditions set forth in the Lease.

         In consideration of the Background and other good and valuable consideration, the parties hereby agree as follows:

1.       The following provision shall be added to the end of Section 35.6;

         If Tenant elects to construct the improvements other than the Landlord's Items in accordance with the provisions of Section 35.1, if Landlord does not achieve Substantial Completion of the Base Building on or before March 15, 2000, subject to extensions for Force Majeure Events, Landlord shall give Tenant a credit in the amount of the per diem amount of Base Rent and additional rent due hereunder in accordance with the following schedule for each day that Landlord fails to deliver the Premises to Tenant:

         Length of Delay                                      Amount of Liquidated
         ---------------                                      --------------------
                                                              Damages for each day of
                                                              -----------------------
                                                              delay
                                                              -----
         For each day of delay between March 15, 2000         One day of Base Rent and
                  May 15, 2000                                                  additional rent

         For each day of delay between May 16, 2000 and       Two days of Base Rent and
                  June 15, 2000                                                 and additional rent

         For each day of delay beyond June 15, 2000           Three days of Base Rent and Additional rent

         Notwithstanding anything herein to the contrary, in addition to the accrual of liquidated damages, if Landlord does not achieve Substantial Completion of the Base Building on or before June 15, 2000, Tenant shall have the right to terminate this Lease by giving Landlord fifteen
         (15) days advance written notice, whereupon. Landlord shall reimburse Tenant for any insurance premiums paid by Tenant as of such date and pay the accrued liquidated damages. If Tenant does not exercise its termination right on or before July 15, 2000, Tenant shall waive its rights to terminate this Lease and this Lease shall remain in full force and effect and Tenant shall continue to accrue liquidated damages until Landlord achieves Substantial Completion of the Base Building.

                  If Landlord has not delivered the Premises with the Base Building substantially completed on or before June 30, 2000, and Tenant has not terminated the Lease, Land will accommodate Tenant's space requirement pursuant to Section 35.6 of the Lease.


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1. Except to the extent modified herein, the Lease shall remain in full force and effect.


         IN WITNESS WHEREOF, Landlord and Tenant have respectively affixed their hands and seals to this Addendum as of the day and year first above written.


WITNESS OR ATTEST:                          LANDLORD:
                                            NBP 132, LLC



/s/ Karen M. Singer                         By: /s/ Randall M. Griffin (SEAL)
---------------------------                    ---------------------------
                                               Name: Randall M. Griffin
                                               Title: President

WITNESS OR ATTEST:                          TENANT:
                                            AMERITRADE HOLDING CORPORATION


/s/ Ellen L.S. Kaplow                       By: /s/ Thomas K. Lewis, Jr. (SEAL)
-----------------------                        ---------------------------------
                                               Name: Thomas K. Lewis, Jr.
                                               Title: Co-CEO


STATE OF MARYLAND,                            , TO WIT:
                  ----------------------------

         I HEREBY CERTIFY, that on this day of ___, 1999, before me, the undersigned Notary Public of the State, personally appeared _____________ , who acknowledged himself to be the ______________ of NBP 132, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same on behalf of the corporation for the purposes therein contained as the duly authorized _____________ of the corporation by signing the name of the corporation by himself as such ____________.

         WITNESS my hand and Notarial Seal.


                                            Notary Public
My Commission Expires:



STATE OF MARYLAND,                            , TO WIT:
                  ----------------------------

         I HEREBY CERTIFY, that on this _____ day of ___, 1999, before me, the undersigned Notary Public of the State, personally appeared _____________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself/herself to be the of AMERITRADE HOLDING CORPORATION, a Delaware corporation, and that he/she, as such ___________, being authorized so to do, executed the foregoing instrument on behalf of the Corporation by himself/herself as such_____________________.

         WITNESS my hand and Notarial Seal.


                                            Notary Public
My Commission Expires: